ADVATEX ASSOCIATES, INC.
                              605 WEST 48TH STREET
                            NEW YORK, NEW YORK, 10036
                        NOTICE OF CHANGE IN MEETING DATE

                                                   June 23, 2000

Dear Fellow Stockholder:

         You have either previously received or are receiving herewith a Proxy Statement of Advatex Associates, Inc. (the "Company") with respect to a proposed Special Meeting of Stockholders originally scheduled for June 26, 2000. Due to a problem in mailing the Proxy Statement, we must reschedule the Special Meeting, which will now be held on Friday, July 7, 2000 at 10:00 a.m. at 36 West 44th Street, Suite 1201, New York, New York. All other information contained in the Proxy Statement remains the same.

         As indicated in the Proxy Statement, unless you have done so already, please complete and forward proxy cards included in the mailing or feel free to attend in person.

                                                    Very truly yours,

                                                     /s/ Joseph P. Donnolo

                                                    Joseph P. Donnolo
                                                    President